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                                                                   Exhibit 10.11

                            INDEMNIFICATION AGREEMENT

      This Indemnification Agreement (this "Agreement") is entered into and effective as of June __, 2004 between Synetics Solutions Inc., an Oregon corporation (the "Company"), Yaskawa Electric Corporation ("YEC") and Yaskawa Electric America, Inc. (together with YEC, the "Selling Shareholders").

      The Company intends to prepare and file with the Securities and Exchange Commission a Registration Statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended (the "1933 Act"), relating to 4,700,000 shares of common stock of the Company to be offered by the Company and 1,300,000 shares of common stock of the Company to be offered by the Selling Shareholders, and in connection therewith, the Company and the Selling Shareholders intend to enter into an Underwriting Agreement with Adams, Harkness & Hill, Inc., Wells Fargo Securities, LLC and Nomura Securities International, Inc. that will be filed as an exhibit to the Registration Statement (hereinafter referred to as the "Underwriting Agreement").

      Now, therefore, in consideration of the mutual covenants and conditions contained herein, the Company and the Selling Shareholders agree as follows:

      1. The Company shall indemnify and hold harmless each Selling Shareholder, the officers, directors and shareholders of each Selling Shareholder, and each person, if any, who controls such Selling Shareholder within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the prospectus, or any amendment or supplement thereto, or any new registration statement or prospectus, or in any marketing materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the shares of common stock of the Company, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (collectively, a "Violation"); or (ii) pursuant to Section 10 of the Underwriting Agreement; and the Company will pay to each person intended to be indemnified pursuant to this section 1(a), as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the agreement contained in this section 1(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected by either Selling Shareholder without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Selling Shareholder, officer, director or controlling person; and (b) any fees, disbursements, expenses or costs that the Company and the Selling Shareholders are committed to pay pursuant to Section 8(a) of the Underwriting Agreement, and any expenses of termination that the Company and YEC may be obligated to reimburse to the underwriters pursuant to Section 13 of the Underwriting Agreement except to the extent that such reimbursement is due to the failure of the Selling Shareholders to deliver the Shares subject to the Underwriting Agreement or to satisfy the covenants set forth in Sections 9(e) and 9(m) of the Underwriting Agreement.

      2. Each Selling Shareholder shall severally but not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration
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Statement, and each person, if any, who controls the Company within the meaning of the 1933 Act, against any losses, claims, damages, or liabilities to which any of the foregoing persons may become subject under the 1933 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Shareholder or its agents expressly for use in connection with such registration; and each such Selling Shareholder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this section 2, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the agreement contained in this section 2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Selling Shareholder (which consent shall not be unreasonably withheld); and, provided further, that in no event shall any indemnity under this section 2 exceed the net proceeds from the offering received by such Selling Shareholder.

      3. Promptly after receipt by an indemnified party under this Agreement of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Agreement, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Agreement, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Agreement.

      4. To the extent the indemnification provided for in this Agreement is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of


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indemnifying such indemnified party hereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution made by a Selling Shareholder under this section 4 exceed the net proceeds from the offering received by such Selling Shareholder. The relative fault of the indemnifying party ando f the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      5. (A) This Agreement constitutes the entire agreement between the Company and the Selling Shareholders and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

            (B) This Agreement shall not be assignable by any of the parties hereto without the prior written consent of each of the Company and each Selling Shareholder.

            (C) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, subject to the restrictions on assignment contained in section 5(b). Nothing express or implied in this Agreement is intended or shall be construed to confer upon or give to a person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

            (D) Subject to applicable law, this Agreement may be amended, modified and supplemented at any time by written agreement executed and delivered by the duly authorized officers of each of the Company and each Selling Shareholder.

            (E) Any failure of the Company, on the one hand, or any of the Selling Shareholders, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by the Selling Shareholders, on the one hand, or the Company, on the other hand, only by a written instrument signed by the party or parties granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

            (F) For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

            (G) This Agreement shall be governed by and construed in accordance with the laws of the state of Oregon, exclusive of choice of law rules.



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            (H) Any term or provision of this Agreement which is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering invalid, illegal or unenforceable the remaining terms and provisions of this Agreement or affecting the validity, legality or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

            (I) If a dispute arises out of, or relates to, this Agreement, or the breach thereof, and if the dispute cannot be settled through negotiation, the parties agree first to attempt in good faith to settle the dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Rules before resorting to litigation or any other type of dispute resolution procedure.

                            [SIGNATURE PAGE FOLLOWS]


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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                         SYNETICS SOLUTIONS INC.


                         By:
                            -----------------------------------
                            Name:
                            Title:


                         YASKAWA ELECTRIC CORPORATION


                         By:
                            -----------------------------------
                            Name:
                            Title:


                         YASKAWA ELECTRIC AMERICA, INC.


                         By:
                            -----------------------------------
                            Name:
                            Title:


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